UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2011

MEMC Electronic Materials, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Pearl Drive (City of O’Fallon) St. Peters, Missouri		63376
(Address of principal executive offices)		(Zip Code)

(636) 474-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

MEMC Electronic Materials, Inc. (the “Company”) is filing this Current Report on Form 8-K, as well as another Current Report on Form 8-K filed today, in connection with the anticipated registration with the United States Securities and Exchange Commission (the “SEC”) on Form S-4 of the Company’s 7.75% Senior Notes due 2019 (the “Exchange Notes”) to be offered in exchange for the Company’s outstanding 7.75% Senior Notes due 2019 (the “Original Notes” and together with the Exchange Notes, the “Notes”) to provide supplemental financial information pursuant to Rule 3-10 of Regulation S-X regarding certain of the Company’s subsidiaries (the “Subsidiary Guarantors”) that guarantee the Notes.

The Company is disclosing financial information of the Subsidiary Guarantors in a new footnote, adding Note 24 to the Company’s audited consolidated financial statements (the “Updated Annual Financial Statements”) included within the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (originally filed with the SEC on February 22, 2011) (the “2010 Form 10-K”). Due to the addition of a footnote, subsequent footnotes were renumbered accordingly. The Company is also updating its previously filed financial statements to reflect additions to Note 25, Subsequent Events. These are the only changes to the previously filed financial statements in the 2010 Form 10-K.

The Updated Annual Financial Statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and have been revised solely to include the new footnote and to include an updated auditor opinion with respect to the new footnote. Except as described in this Item 8.01, this Current Report does not modify or update the disclosures in the 2010 Form 10-K. This Current Report and the exhibits hereto should be read in conjunction with the 2010 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2010 Form 10-K, including the 2011 First Quarter 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits	Item

23.1	Consent of KPMG LLP

99.1	Updated Audited Annual Financial Statements for the fiscal year ended December 31, 2010

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: August 9, 2011	By:	/s/ Bradley D. Kohn
Name: Bradley D. Kohn
Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Number	Item

23.1	Consent of KPMG LLP

99.1	Updated Audited Annual Financial Statements for the fiscal year ended December 31, 2010

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document